IFRS 7 Disclosures - Summary of Potential Impact on Net Income Attributed to Shareholders and MLI's LICAT Ratio of an Immediate Parallel Change in Interest Rates (Detail) - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
-50bp [member]
Disclosure of Interest Rate and Spread Risk Sensitivities and Exposure Measures [line items]
Excluding change in market value of AFS fixed income assets held in the Corporate and Other segment	$ (100)	$ (200)
From fair value changes in AFS fixed income assets held in the Corporate and Other segment, if realized	1,500	2,100
+50bp [member]
Disclosure of Interest Rate and Spread Risk Sensitivities and Exposure Measures [line items]
Excluding change in market value of AFS fixed income assets held in the Corporate and Other segment	100
From fair value changes in AFS fixed income assets held in the Corporate and Other segment, if realized	$ (1,400)	$ (1,900)